IGC-Appendix J.2
      Gas Sales And Portfolio Administration Agreement
                                    Revised Page No. 1
                                         April 1, 1999


          APPENDIX J.2 - Winter Delivery Service 2

Winter Delivery Service ("WDS2")

     1. WDS2 shall incorporate the no-notice features, cyclability, annual storage deliverability, and other service provisions ("Service Provisions") reflected in Contracts Numbers 32300,03950,33050, 99888, 99889, 99890,
       and 99891, as well as applicable FERC tariffs.
     2. Seller shall provide Buyer with WDS2 with the following delivered service entitlements:


Contract Months          Maximum Daily WDS2  Maximum Annual WDS2
November                  109,000 Dth/day       9,400,000 Dth
                                                during any
                                                winter period.
December                  109,000 Dth/day

January                   109,000 Dth/day

February                  109,000 Dth/day

March                     109,000 Dth/day

April-October*            Per Service           Per Service
                          Provisions            Provisions

     3.    Buyer shall pay Seller as follows:

          a.   For WDS2 Commodity:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year. During each summer month, Buyer shall pay Seller one-seventh of the summer purchase quantity times the agreed Monthly Index price. Other purchases shall be agreed upon by Buyer and Seller, pursuant to Appendix E.

          b.   For WDS2 Variable Costs:
               Variable Cost Rates and Fuels under Contract
               Nos.32300,03950,33050, 99888, 99889, 99890,
               and 99891.

                                    IGC-Appendix J.2
    Gas Sales And Portfolio Administration Agreement
                                  Revised Page No. 2
                                       April 1, 1999

          c.   For WDS2 Demand Costs:
               Demand Costs under Nos. 32300,03950,33050,
               99888, 99889, 99890, and 99891 and other
               applicable costs, if any, as billed.

       4. Buyer and Seller shall complete all assignment, transfers, and/or other amendments necessary to effectuate this service.

       5.   59,000/day WDS2 service expires March 31, 2001.
            50,000/day WDS2 service expires March 31, 2002.


Amendment

     Seller and Buyer agree that this Appendix J.2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix J.2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
       Terrence F. Peak                 Timothy M. Hewitt
Its:   Vice President                   Its:   Vice President

                                          IGC-Appendix J.4
          Gas Sales And Portfolio Administration Agreement
                                       Original Page No. 1
                                           November 1,1998

           APPENDIX J.4 - Winter Delivery Service 4

     Winter Delivery Service 4 TGT ("WDS4")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS4 with the following delivered service entitlements:


     Contract Months    Max Nominated
         Daily Qty
     November           50,000 Dth/day

     December           50,000 Dth/day

     January            50,000 Dth/day

     February           50,000 Dth/day

     March              50,000 Dth/day

     April - October    0 Dth/day



     Maximum Seasonal Qty    Nov. - Mar.    Apr. - Oct.
                              7,550,000          0


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.  Buyer shall pay Seller as follows:

         a.   For Nominated Commodity as follows:
         Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.



                                          IGC-Appendix J.4
          Gas Sales And Portfolio Administration Agreement
                                       Original Page No. 2
                                           November 1,1998



         b.  For WDS4 Variable Costs:
         Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

         c.  For WDS4 Demand Costs:
         Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.  WDS4 service expires October 31, 2000.

     5. Sellers provisions of WDS4 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix J.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
J.4



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President

                                           IGC-Appendix J.5
           Gas Sales And Portfolio Administration Agreement
                                        Original Page No. 1
                                           November 1, 1998

           APPENDIX J.5 - Winter Delivery Service 5

     Winter Delivery Service 5 TGT ("WDS5")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS5 with the following delivered service entitlements:


     Contract Months    Max Nominated
         Daily Qty
     November          13,000 Dth/day

     December          13,000 Dth/day

     January           13,000 Dth/day

     February          13,000 Dth/day

     March             13,000 Dth/day

     April - October   0 Dth/day



     Maximum Seasonal Qty    Nov. - Mar.    Apr. - Oct.
                              1,963,000         0


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

         a.   For Nominated Commodity as follows:
         Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                                               IGC-Appendix J.5
               Gas Sales And Portfolio Administration Agreement
                                            Original Page No. 2
                                               November 1, 1998


         b.  For WDS5 Variable Costs:
         Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

         c.  For WDS5 Demand Costs:
         Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.   WDS5 service expires October 31, 1999.

     5. Sellers provisions of WDS5 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix J.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
J.5



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President

                                    IGC-Appendix K.11
     Gas Sales And Portfolio Administration Agreement
                                  Original Page No. 2
                                        March 1, 1999

         APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 ("ADS11")

     1.Starting March 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS11 with the following delivered Service entitlements:


Contract Months          Maximum Daily ADS11     Maximum Monthly ADS11
March - February           51,431 Dth/day        51,431 Dth times the
                                                 number of days in the
                                                 month.


     2. Delivery of these volumes will be into the Northeast system.
     3.   Buyer shall pay Seller as follows:

       a.   For ADS11 Commodity as follows:
       Purchase quantities will be determined pursuant to Appendix E pricing.

       b.   For ADS11 Variable Costs:
       Variable cost of $.0280/Dth
       Fuels under applicable tariffs for Panhandle Eastern
       EFT and other applicable pipeline costs if any.

       c.   For ADS11 Demand Costs:
       Demand cost of $.3680/Dth/day for the month of March
       1999 and $.4059/Dth/day thereafter thru the term of this Appendix and other applicable pipeline costs if any.

     4.This ADS11 service expires March 31, 2003.

     5.Sellers provisions of ADS11 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.11.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its:   Vice President

                                   IGC-Appendix K.12
    Gas Sales And Portfolio Administration Agreement
                             Supersedes Appendix J.1
                                 Original Page No. 3
                                       April 1, 1999

         APPENDIX K.12 - Annual Delivery Service 12

Annual Delivery Service 12 ("ADS12")

     1.Starting April 1, 1999, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS12 with the following delivered service entitlements:


                  Max Annual            Max
Contract          Nominated         Unnominated
Months            Daily Qty          Daily Qty         Total MDQ
April           128,575 Dth/day    10,000 Dth/day*   138,575 Dth/day
May             128,575 Dth/day                      128,575 Dth/day
June            128,575 Dth/day                      128,575 Dth/day
July            128,575 Dth/day                      128,575 Dth/day
August          128,575 Dth/day                      128,575 Dth/day
September       128,575 Dth/day                      128,575 Dth/day
October         128,575 Dth/day    10,000 Dth/day*   138,575 Dth/day
November        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
December        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
January         128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
February        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
March           128,575 Dth/day    50,000 Dth/day    178,575 Dth/day


Maximum Unnominated Qty. Oct. - April 4,000,000

* Subject to nomination and availability within Maximum
Unnominated Qty.


     2. Unless otherwise agreed upon, delivery of these volumes will be into the Northeast system.

     3.   Buyer shall pay Seller as follows:

       a.   For Unnominated Quantities:
          Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Panhandle Eastern Gas
          Monthly Index price.

       b.      For Nominated Quantities as follows:
          Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

       c.   Fuels under applicable tariffs for Panhandle Eastern
          EFT, FS and other applicable pipeline costs if any.

       d.   For ADS12 Nominated Quantities Variable Costs :
          Panhandle Eastern variable cost rates for Panhandle Eastern EFT, as per tariff, and other applicable pipeline costs if any.

       e. For ADS12 Monthly Costs (Inclusive of Variable costs) as follows : April - October :$ 2,135,503 November - March : $ 2,215,122 and other applicable costs if any as billed. Total Annual Cost for these services shall be $26,024,136. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

     4.Term : 51,431 Dth/day of Nominated Quantity expires
       March 31, 2002. 50,000 Dth/day of Unnominated
       Quantity expires March 31, 2002. 77,144 Dth/day of
       Nominated Quantity expires March 31, 2003.

     5.Sellers provisions of ADS12 shall be subject to the provisions of PEPL EFT, FS, & GDS Tariffs as well as applicable FERC tariffs.

     6.Additionally, Seller will provide Buyer a 10,000
       Dth/Day point balancing service.

Amendment

     Seller and Buyer agree that this Appendix K.12 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.12.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Senior Vice President            Its:   Vice President

                                   IGC-Appendix K.2
   Gas Sales And Portfolio Administration Agreement
                                 Revised Page No. 1
                                      April 1, 1999


          APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TETCO ("ADS 2")

     1. Seller shall provide Buyer with ADS2 with the following delivered Service entitlements:


Contract Months      Maximum Daily ADS2    Maximum Monthly ADS2
November             5,806 Dth/day         5,806 Dth times
                                           the number
                                           of days in the
                                           month.

December             5,806 Dth/day

January              5,806 Dth/day

February             5,806 Dth/day

March                5,806 Dth/day

April                5,806 Dth/day

May                  5,806 Dth/day

June                 5,806 Dth/day

July                 5,806 Dth/day

August               5,806 Dth/day

September            5,806 Dth/day

October              5,806 Dth/day



                                  IGC-Appendix K.2
  Gas Sales And Portfolio Administration Agreement
                                Revised Page No. 2
                                      April 1,1999



     2.   Buyer shall pay Seller as follows:

          a.   For ADS2 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS2 Variable Costs:
               TETCO Variable Cost Rates and Fuels under
               TETCO EFT Tariff.

          c.   For ADS2 Demand Costs:
               TETCO Demand Costs under TETCO EFT Tariff and other applicable pipeline costs, if any as billed.


     3.   Term :  3,000 Dth/Day expires October 31, 2000.
          2,800 Dth/Day expires October 31, 2004.

     4. ADS2 shall be subject to the provisions of service reflected in TETCO EFT Tariff as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Vice-President                   Its:   Vice President

                                   IGC-Appendix K.2
   Gas Sales And Portfolio Administration Agreement
                                 Revised Page No. 1
                                      April 1, 1999


          APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TETCO ("ADS 2")

     1. Seller shall provide Buyer with ADS2 with the following delivered Service entitlements:


Contract Months      Maximum Daily ADS2    Maximum Monthly ADS2
November             5,806 Dth/day         5,806 Dth times
                                           the number
                                           of days in the
                                           month.

December             5,806 Dth/day

January              5,806 Dth/day

February             5,806 Dth/day

March                5,806 Dth/day

April                5,806 Dth/day

May                  5,806 Dth/day

June                 5,806 Dth/day

July                 5,806 Dth/day

August               5,806 Dth/day

September            5,806 Dth/day

October              5,806 Dth/day



                                  IGC-Appendix K.2
  Gas Sales And Portfolio Administration Agreement
                                Revised Page No. 2
                                      April 1,1999



     2.   Buyer shall pay Seller as follows:

          a.   For ADS2 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS2 Variable Costs:
               TETCO Variable Cost Rates and Fuels under
               TETCO EFT Tariff.

          c.   For ADS2 Demand Costs:
               TETCO Demand Costs under TETCO EFT Tariff and other applicable pipeline costs, if any as billed.


     3.   Term :  3,000 Dth/Day expires October 31, 2000.
          2,800 Dth/Day expires October 31, 2004.

     4. ADS2 shall be subject to the provisions of service reflected in TETCO EFT Tariff as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Vice-President                   Its:   Vice President

                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998

           APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT ("ADS6")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS6 with the following delivered service entitlements:


Contract Months     Max Nominated      Max Unnominated        Total MDQ
                      Daily Qty           Daily Qty
November           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
December           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
January            23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
February           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
March              23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
April              15,109 Dth/day      22,455 Dth/day       37,565 Dth/day
May                15,109 Dth/day                           15,109 Dth/day
June               15,109 Dth/day                           15,109 Dth/day
July               15,109 Dth/day                           15,109 Dth/day
August             15,109 Dth/day                           15,109 Dth/day
September          15,109 Dth/day                           15,109 Dth/day
October            15,109 Dth/day      29,166 Dth/day       44,275 Dth/day


Maximum Seasonal Qty     Nov. - Mar.    Apr. - Oct.
                         4,500,000      2,242,666

Unnominated Winter Seasonal Qty     990,666


                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS6 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.


         d.    For ADS6 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.  This ADS6 service expires October 31, 2002.

     5. Sellers provisions of ADS6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.6




                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998

PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President


                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998

           APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TGT ("ADS7")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS7 with the following delivered service entitlements:


Contract Months    Max Nominated      Max Unnominated     Total MDQ
                    Daily Qty            Daily Qty
November          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
December          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
January           23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
February          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
March             23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
April             15,109 Dth/day      22,456 Dth/day    37,565 Dth/day
May               15,109 Dth/day                        15,109 Dth/day
June              15,109 Dth/day                        15,109 Dth/day
July              15,109 Dth/day                        15,109 Dth/day
August            15,109 Dth/day                        15,109 Dth/day
September         15,109 Dth/day                        15,109 Dth/day
October           15,109 Dth/day      29,166 Dth/day    44,275 Dth/day


Maximum Seasonal Qty     Nov. - Mar.    Apr. - Oct.
                         4,500,000       2,242,667
Unnominated Winter Seasonal Qty     990,667





                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

              b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS7 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

              d.    For ADS7 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.   This ADS7 service expires October 31, 2000.

     5. Sellers provisions of ADS7 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.7 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.7




                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President



                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998


           APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS8")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS8 with the following delivered service entitlements:


Contract Months     Max Nominated         Max Unnominated    Total MDQ
                      Daily Qty            Daily Qty
November           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
December           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
January            23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
February           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
March              23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
April              15,109 Dth/day          16,777 Dth/day   37,565 Dth/day
May                15,109 Dth/day                           15,109 Dth/day
June               15,109 Dth/day                           15,109 Dth/day
July               15,109 Dth/day                           15,109 Dth/day
August             15,109 Dth/day                           15,109 Dth/day
September          15,109 Dth/day                           15,109 Dth/day
October            15,109 Dth/day          23,487 Dth/day   44,276 Dth/day


Maximum Seasonal Qty     Nov. - Mar.     Apr. - Oct.
                          4,500,000      2,242,667
Unnominated Winter Seasonal Qty     990,667



                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS8 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

              d.    For ADS8 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.   This ADS8 service expires October 31, 1999.

     5. Sellers provisions of ADS8 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.8




                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998





PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President

                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                               Revised Page No. 1
                                                 November 1, 1999


           APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS8")

     1. Starting November 1, 1999, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS8 with the following delivered service entitlements:


Contract Months   Max Nominated    Max Unnominated    Total MDQ
                   Daily Qty          Daily Qty
November        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
December        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
January         23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
February        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
March           23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
April           15,109 Dth/day     16,777 Dth/day    37,565 Dth/day
May             15,109 Dth/day                       15,109 Dth/day
June            15,109 Dth/day                       15,109 Dth/day
July            15,109 Dth/day                       15,109 Dth/day
August          15,109 Dth/day                       15,109 Dth/day
September       15,109 Dth/day                       15,109 Dth/day
October         15,109 Dth/day     23,487 Dth/day    44,276 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                          4,500,000          2,242,667
Unnominated Winter Seasonal Qty     990,667





                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                               Revised Page No. 2
                                                 November 1, 1999



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS8 Variable Costs:
               Variable Cost Rates of $ .01/Dth.
               Fuels rate as filed under Texas Gas NNS rate schedule.
               Other applicable costs, if any as billed.

              d.    For ADS8 Demand Costs:
               Demand Costs of $ .2568/Dth and other applicable pipeline costs, if any as billed.

     4.   This ADS8 service expires October 31, 2001.

     5. Sellers provisions of ADS8 shall be subject to the provisions of service reflected in Texas Gas tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

                                                            IGC-Appendix K.8
                            Gas Sales And Portfolio Administration Agreement
                                                          Revised Page No. 3
                                                            November 1, 1999

Amendment

     Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.8


PROLIANCE ENERGY, LLC.                            INDIANA GAS COMPANY, INC.


By:  ___________________________                  By:_________________________
       Terrence F. Peak                              Timothy M. Hewitt
Its:   Senior Vice President                      Its: Vice President

                                              IGC-Appendix B
            Gas Sales And Portfolio Administration Agreement
                                          Revised Page No. 1
                                            November 1, 1998



           APPENDIX B - Buyer's Maximum Quantities

Maximum Daily Quantities (in Dth)

                       Central/
Month     North/East Terre Haute    South    Greensburg
November   374,578     216,381      62,583     6,500
December   491,329     276,381      72,687    13,140
January    491,329     276,381      72,687    13,140
February   475,063     249,381      64,687     9,371
March      386,578     233,381      51,400     6,695
April      254,578     123,895      37,700    13,140
May        215,578      84,184      25,066     4,575
June       175,750      53,327      15,301     2,673
July       104,000      47,398       8,962     2,038
August     123,849      53,327      9,7080     2,035
September  205,006      70,327      21,066    13,000
October    232,460     140,000      37,600     5,060



Maximum Seasonal Quantities (in Dth)

                                            Central/
Month           North/East   Terre Haute     South     Greensburg
Summer 1999     15,023,560    8,413,028    1,867,753     365,123
Winter 1998-99  38,774,854   22,422,732    5,202,047     832,026



           APPENDIX B - Buyer's Maximum Quantities

Amendment

Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: _____________________________   By:
   Terrence F. Peak                 Timothy M. Hewitt
Its:  Senior Vice President         Its:  Vice President

                                              IGC-Appendix C
            Gas Sales And Portfolio Administration Agreement
                                          Revised Page No. 1
                                               April 1, 1999


             Appendix C - Portfolio Information

I.   Contracts and Contract Rates
The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to Contracts or Contract Rates referenced below or relative to any agreements referencing the contracts below.


Contract No.   Contract Rate
800171         Sheet No. 35
400109         Sheet No. 43
WSS            Appendix I
PSS            Appendix I
WDS2           Appendix J.2
WDS3           Appendix J.3
WDS4           Appendix J.4
WDS5           Appendix J.5
ADS1           Appendix K.1
ADS2           Appendix K.2
ADS3           Appendix K.3
ADS4           Appendix K.4
ADS5           Appendix K.5



Appendix C - Portfolio Information

Contract No.   Contract Rate
ADS6           Appendix K.6
ADS7           Appendix K.7
ADS8           Appendix K.8
ADS9           Appendix K.9
ADS10          Appendix K.10
ADS11          Appendix K.11
ADS12          Appendix K.12
PSS2           Appendix L.1
SDS1           Appendix M.1


Appendix C - Portfolio Information

II.  Transportation Credit
  1. Seller shall provide to Buyer, as a credit against the Contract Rates, a Transportation Credit ("TC") for the sale from the Buyer to Seller of projected available annual portfolio entitlements.
  2. The Transportation Credit shall be calculated from time to time to reflect changes in projected available annual entitlements, based on the following formula:

  TC = Base TC x Projected Available Annual Entitlements
                   Base Available Annual Entitlements

  Where:  a.   Base TC = $1,864,290
          b.   Base Available Annual Entitlements =
35,843,831 Dth
          c.   Projected Available Annual Entitlements =
            Total Entitlements - Normal Demand
            (i)  Total Entitlements are the sum of the quantities of
               entitlements historically supplied by longhaul pipeline transportation entitlements reserved by Buyer.
            (ii) Normal Demand is the projected normal weather quantity of entitlements historically supplied by firm longhaul pipeline deliveries for firm customers.

  3. The TC shall be divided among months based upon the projected available monthly entitlements.
Amendment
     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix C.


PROLIANCE ENERGY LLC               INDIANA GAS COMPANY, INC.

By: _____________________________  By:
   Terrence F. Peak                Timothy M. Hewitt
Its:  Senior Vice President        Its:  Vice President

                                              IGC-Appendix D
            Gas Sales And Portfolio Administration Agreement
                                    Third Revised Page No. 1
                                            November 1, 1998


           APPENDIX D - Supplier Reservation Costs

                 Supplier Reservation Costs
          November 1, 1998 through October 31, 1999

I.   Reserved Commodity Quantities
  a.  Monthly Baseload Reserved Quantity (Dth/Day)
                           System


                                Central/
Month            North/East   Terre Haute   Greensburg     South
November,1998     30,383        36,798        1,484        2,984
December,1998     69,962        45,000        1,461        5,000
January,1999      79,640        45,000        2,450        5,000
February,1999     79,502        45,000        1,960        5,000
March, 1999       25,955        43,000        1,500        2,000
April, 1999       73,500        28,000        1,200        5,000
May, 1999         73,500        13,000        1,200        5,000
June, 1999        72,015        13,000          757        5,000
July, 1999        72,064        13,000            0        5,000
August, 1999      57,020        13,000          771        5,000
September,1999    57,025        12,000          757        5,000
October,1999      79,992         3,885            0        1,295


Buyer and Seller agree that all or some portion of the quantities identified as Monthly Baseload Reserved
Quantities may be provided at fixed or collared prices mutually agreed upon pursuant to pricing for Other Purchases under Appendix E.

           APPENDIX D - Supplier Reservation Costs

  b.  Daily Swing Reserved Quantity (Dth/Day)
                           System


                               Central/
Month            North/East   Terre Haute    Greensburg     South
November,1998     154,810         78,722       4,644        43,192
December,1998     145,578         95,722       8,116        41,192
January,1999      135,900         95,722       7,166        41,192
February,1999     136,038         95,722       7,656        41,192
March, 1999       167,623         84,722       4,818        44,122
April, 1999       137,078         25,327       2,628        16,066
May, 1999         137,078         42,327       2,002        13,000
June, 1999         69,913         32,000       1,903        11,000
July, 1999         32,864         35,500       2,460         5,500
August, 1999       80,908         38,500       1,689         5,500
September,1999    112,981         40,300       2,509        16,066
October,1999       90,014         37,415       5,322        17,705


Buyer and Seller agree that all or some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed or collared prices mutually agreed upon pursuant to pricing for Other Purchases under Appendix E.

II.  Applicable Reservation Rates ($/Dth/Day)


System              Winter Months (Nov.-Mar.) Summer Months (Apr.- Oct.)
                    Monthly       Daily       Monthly       Daily
                    Index         Index       Index         Index
                    Reserved      Reserved    Reserved      Reserved
                    Quantity      Quantity    Quantity      Quantity
North/East          $0.0007        $0.0130    $0.0122       $0.0122
Central/Terre Haute $0.0012        $0.0148    $0.0123       $0.0126
Greensburg          $0.0010        $0.0144    $0.0132       $0.0142
South               $0.0012        $0.0148    $0.0123       $0.0126


           APPENDIX D - Supplier Reservation Costs

Assignment/Agency Administration of Supply Agreements
     Buyer and Seller agree that quantities reserved under supply reservation contracts entered into by Buyer prior to April 1, 1996, and for which Seller has accepted assignment or agency administration duties, shall be included in the Reserved Commodity Quantities with Applicable Reservation
Rates as set forth in the original supply reservation contracts.

Amendment

     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix D.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: _____________________________  By:
  Terry F. Peak                    Timothy M. Hewitt
Its:  Senior Vice President        Its:  Vice President

                                              IGC-Appendix E
            Gas Sales And Portfolio Administration Agreement
                                          Revised Page No. 1
                                               April 1, 1999



               Appendix E- Commodity Purchases

     This Appendix E addresses the gas supply and other variable costs applicable to Nominated Daily Quantities and Balancing Quantities as identified below.
For Monthly Baseload Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by multiplying the monthly baseload quantities of Gas scheduled for Buyer's purchase under this Agreement during the Contract Month, by a price per MMBtu determined using the first monthly index from Inside FERC's GAS MARKET REPORT, in the table "PRICES OF SPOT GAS DELIVERED TO INTERSTATE PIPELINES" for the applicable zone, specified below, for the applicable month, plus all other applicable variable costs as identified below shall apply.
For Daily Swing Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by summing all applicable "Daily Amounts" for the Contract Month. A "Daily Amount" shall be calculated for each day during the Contract Month for which daily swing quantities of Gas have been confirmed for purchase. The "Daily Amounts" shall be determined by multiplying (a) the confirmed swing quantities of gas scheduled for the particular day of the Contract Month, by (b) a price per MMBtu determined using the Daily Midpoint Price reported in Gas Daily, in the table "DAILY PRICE SURVEY", for the applicable zone, specified below, for purchases for the
applicable day.   As to any day for which Gas Daily for any
reason (e.g. holidays and weekends) does not publish the above referenced prices, the applicable prices shall be that
utilized for the last prior day such is published.   In
addition all other applicable variable costs as identified below shall apply.
For Other Purchases:
     For any purchases not covered by a specified pricing method, or for fixed price quantities, pricing shall be as negotiated and mutually agreed to in writing by the Parties. For Summer Storage Refill:
     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.
               Appendix E- Commodity Purchases

For Storage Withdrawals:
     For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:


System              Applicable Monthly Indices
North/East          PEPL - Texas, Oklahoma
                    ANR - Louisiana

Central/Terre Haute Texas Gas - Zone 1
                    Texas Gas - Zone SL

South               Texas Gas - Zone 1
                    Texas Gas - Zone SL

Greensburg          TETCO - East Louisiana
                    TETCO - West Louisiana
                    TETCO - East Texas
                    TETCO - South Texas

North/East          PEPL - Oklahoma
                    ANR - Louisiana - Onshore South

Central/Terre Haute Texas Gas SL - Louisiana - Onshore South
                    Texas Gas (entire Z1) - East Texas - North
                    La. Area Chicago-LDCs, large e-us

South               Texas Gas SL - Louisiana - Onshore South
                    Texas Gas (entire Z1) - East Texas - North
                    La. Area

Greensburg/Westport TETCO (ELA) - Louisiana - Onshore South
                    TETCO (WLA) - Louisiana - Onshore South
                    TETCO (ETX) - East Texas - North La. Area
                    TETCO (STX) - South - Corpus Christi


   APPENDIX E- Commodity Purchases - Other Variable Costs

     The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.


North/East

PEPL

Contract No.   Contract Rate
WSS            Appendix I
PSS            Appendix I
WDS2           Appendix J.2
ADS1           Appendix K.1
ADS2           Appendix K.2
ADS11          Appendix K.11
ADS12          Appendix K.12
PSS2           Appendix L.1
SDS1           Appendix M.1


APPENDIX E -  Commodity Purchases - Other Variable Costs


North/East

ANR

Contract No.   Contract Rate
WDS2           Appendix J.2
ADS1           Appendix K.1



Central/Terre Haute System

Texas Gas Z-3

Contract No.   Contract Rate
PSS            Appendix I
WDS2           Appendix J.2
WDS4           Appendix J.4
WDS5           Appendix J.5
ADS2           Appendix K.2
ADS3           Appendix K.3
ADS6           Appendix K.6
ADS7           Appendix K.7
ADS8           Appendix K.8


APPENDIX E - Commodity Purchases - Other Variable Costs


South System

Texas Gas Z-4

Contract No.   Contract Rate
ADS3           Appendix K.3
ADS9           Appendix K.9
ADS10          Appendix K.10



Greensburg System

Texas Eastern

Contract No.        Contract Rate
800171              Sheet No. 36
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
400109              Sheet No. 43
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
ADS2                Appendix K.2
ADS3                Appendix K.3


     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

   APPENDIX E - Commodity Purchases - Other Variable Costs

Amendment
     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix E.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: _____________________________ By:
  Terrence F. Peak                Timothy M. Hewitt
Its:  Senior Vice President       Its:  Vice President

                                              IGC-Appendix G
    Gas Sales And Portfolio Administration Agreement Revised
                                                  Page No. 1
                                            November 1, 1998

                         G- Notices

Invoice Information:
Buyer:                             Seller:
Indiana Gas Company, Inc.     J. Groth
Gas Supply Department         ProLiance Energy, LLC
Attn.: Chris Kershner         135 North Pennsylvania Street
1630 North Meridian Street    Suite 800
Indianapolis, IN 46202        Indianapolis, IN 46204-2482
(317) 321-0583                (317) 231-6808

Payments:
Buyer:                             Seller:
National City Bank            Key Bank
For the Account of:           For the Account of:
  Indiana Gas Company, Inc.     ProLiance Energy, LLC
                              ABA #041001039
                              ACCT #6001805116

Supply Plans/Operational/Force Majeure:
Buyer:                             Seller:
Supply Plans                       Supply Plans
Chris Kershner                     Stephen Miner
(317) 321-0583                     (317) 231-6828

Operational                        Operational
Randy Gary                         Stephen Miner
(317) 321-0507                     (317) 231-6828
Force Majeure                      Force Majeure
Randy Gary (317) 321-0507          Brian Azman - (317) 231-6830
Frank Lindsey (317) 321-0334       Stephen Miner - (317) 231-6828
Gas Controller on Duty
              (317) 321-0535       Terry Peak - (317)231-6804
Indiana Gas Company, Inc.          ProLiance Energy, LLC
1630 North Meridian Street         135 North Pennsylvania
Street
Indianapolis, IN 46202             Suite 800
(317) 321-0787 (Telecopy)          Indianapolis, Indiana
46204-2482
                                   (317) 231-6901 (Telecopy)
All Other Notices:
Buyer:                             Seller:
Gas Supply Department         ProLiance Energy , LLC
Attn.:  Randy Gary            Attn:  Terry F. Peak
1630 North Meridian Street    135 North Pennsylvania Street
Indianapolis, IN 46202        Suite 800
                              Indianapolis, Indiana 46204-2482

Amendment
     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised
Appendix G.


PROLIANCE ENERGY, LLC              INDIANA GAS COMPANY, INC.

By: _____________________________  By:
   Terrence F. Peak                Timothy M. Hewitt
Its:  Senior Vice President        Its:  Vice President

                                          IGC-Appendix J.1
          Gas Sales And Portfolio Administration Agreement
                                        Revised Page No. 1
                                     Supersedes Appendix J
                                             March 31,1999


           APPENDIX J.1 - Winter Delivery Service

Winter Delivery Service ("WDS1")

     1. Seller shall provide Buyer with WDS1 with the following delivered service entitlements:


Contract Month      Maximum Daily WDS1  Maximum Annual WDS1
October*                10,000 Dth/day

November                50,000 Dth/day       4,000,000 Dth
during any

December                50,000 Dth/day          winter
period.

January                 50,000 Dth/day

February                50,000 Dth/day

March                   50,000 Dth/day

April*                  10,000 Dth/day


     2.   Buyer shall pay Seller as follows:

          a.   For WDS1 Commodity:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the PEPL Monthly Index price.

          b.   For WDS1 Variable Costs:
               PEPL Variable Cost Rates and Fuels under
               Contract Nos.015333, 015335, 015332, 015334,
               015347, and 015344.

          c.   For WDS1 Demand Costs:
               PEPL Demand Costs under Contract Nos. 015333,
               015335, 015332, 015334, 015347, and 015344
               and other applicable pipeline costs, if any, as billed.

     * Subject to nomination and availability within Maximum
     Annual WDS1.

                                          IGC-Appendix J.1
          Gas Sales And Portfolio Administration Agreement
                                        Revised Page No. 2
                                     Supersedes Appendix J
                                            March 31, 1999



     3.   This WDS1 service expires March 31, 1999.

     4. WDS1 shall be subject to the provisions of service reflected in Contract Nos. 015332, 015333, 015334, 015335,
015344, and 015347 as well as applicable FERC tariffs.

     5.   Additionally, Seller will provide Buyer a 10,000
Dth/Day point balancing service.

Amendment

     Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix J.1.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.

By:  ___________________________        By:_________________________
       Terrence F. Peak                 Timothy M. Hewitt
Its:   Vice President                   Its:   Vice President

                                   IGC-Appendix K.2
   Gas Sales And Portfolio Administration Agreement
                                 Revised Page No. 1
                                      April 1, 1999


          APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TETCO ("ADS 2")

     1. Seller shall provide Buyer with ADS2 with the following delivered Service entitlements:


Contract Months      Maximum Daily ADS2    Maximum Monthly ADS2
November             5,806 Dth/day         5,806 Dth times
                                           the number
                                           of days in the
                                           month.

December             5,806 Dth/day

January              5,806 Dth/day

February             5,806 Dth/day

March                5,806 Dth/day

April                5,806 Dth/day

May                  5,806 Dth/day

June                 5,806 Dth/day

July                 5,806 Dth/day

August               5,806 Dth/day

September            5,806 Dth/day

October              5,806 Dth/day



                                  IGC-Appendix K.2
  Gas Sales And Portfolio Administration Agreement
                                Revised Page No. 2
                                      April 1,1999



     2.   Buyer shall pay Seller as follows:

          a.   For ADS2 Commodity:
               Purchase quantities will be determined
               jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS2 Variable Costs:
               TETCO Variable Cost Rates and Fuels under
               TETCO EFT Tariff.

          c.   For ADS2 Demand Costs:
               TETCO Demand Costs under TETCO EFT Tariff and other applicable pipeline costs, if any as billed.


     3.   Term :  3,000 Dth/Day expires October 31, 2000.
          2,800 Dth/Day expires October 31, 2004.

     4. ADS2 shall be subject to the provisions of service reflected in TETCO EFT Tariff as well as applicable FERC tariffs.

Amendment

     Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K2.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Vice-President                   Its:   Vice President

                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998

           APPENDIX K.6 - Annual Delivery Service 6

Annual Delivery Service 6 TGT ("ADS6")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS6 with the following delivered service entitlements:


Contract Months     Max Nominated      Max Unnominated        Total MDQ
                      Daily Qty           Daily Qty
November           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
December           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
January            23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
February           23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
March              23,240 Dth/day      33,553 Dth/day       56,793 Dth/day
April              15,109 Dth/day      22,455 Dth/day       37,565 Dth/day
May                15,109 Dth/day                           15,109 Dth/day
June               15,109 Dth/day                           15,109 Dth/day
July               15,109 Dth/day                           15,109 Dth/day
August             15,109 Dth/day                           15,109 Dth/day
September          15,109 Dth/day                           15,109 Dth/day
October            15,109 Dth/day      29,166 Dth/day       44,275 Dth/day


Maximum Seasonal Qty     Nov. - Mar.    Apr. - Oct.
                         4,500,000      2,242,666

Unnominated Winter Seasonal Qty     990,666


                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS6 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.


         d.    For ADS6 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.  This ADS6 service expires October 31, 2002.

     5. Sellers provisions of ADS6 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.6




                                                 IGC-Appendix K.6
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998

PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.

By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President


                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998

           APPENDIX K.7 - Annual Delivery Service 7

Annual Delivery Service 7 TGT ("ADS7")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS7 with the following delivered service entitlements:


Contract Months    Max Nominated      Max Unnominated     Total MDQ
                    Daily Qty            Daily Qty
November          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
December          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
January           23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
February          23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
March             23,241 Dth/day      33,553 Dth/day    56,794 Dth/day
April             15,109 Dth/day      22,456 Dth/day    37,565 Dth/day
May               15,109 Dth/day                        15,109 Dth/day
June              15,109 Dth/day                        15,109 Dth/day
July              15,109 Dth/day                        15,109 Dth/day
August            15,109 Dth/day                        15,109 Dth/day
September         15,109 Dth/day                        15,109 Dth/day
October           15,109 Dth/day      29,166 Dth/day    44,275 Dth/day


Maximum Seasonal Qty     Nov. - Mar.    Apr. - Oct.
                         4,500,000       2,242,667
Unnominated Winter Seasonal Qty     990,667





                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

              b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS7 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

              d.    For ADS7 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.   This ADS7 service expires October 31, 2000.

     5. Sellers provisions of ADS7 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services

Amendment

     Seller and Buyer agree that this Appendix K.7 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.7




                                                 IGC-Appendix K.7
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President



                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998


           APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS8")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS8 with the following delivered service entitlements:


Contract Months     Max Nominated         Max Unnominated    Total MDQ
                      Daily Qty            Daily Qty
November           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
December           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
January            23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
February           23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
March              23,241 Dth/day          33,553 Dth/day   56,794 Dth/day
April              15,109 Dth/day          16,777 Dth/day   37,565 Dth/day
May                15,109 Dth/day                           15,109 Dth/day
June               15,109 Dth/day                           15,109 Dth/day
July               15,109 Dth/day                           15,109 Dth/day
August             15,109 Dth/day                           15,109 Dth/day
September          15,109 Dth/day                           15,109 Dth/day
October            15,109 Dth/day          23,487 Dth/day   44,276 Dth/day


Maximum Seasonal Qty     Nov. - Mar.     Apr. - Oct.
                          4,500,000      2,242,667
Unnominated Winter Seasonal Qty     990,667



                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS8 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas NNS rate schedule and other applicable costs, if any as billed.

              d.    For ADS8 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.   This ADS8 service expires October 31, 1999.

     5. Sellers provisions of ADS8 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.8




                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998





PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its: Vice President

                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                               Revised Page No. 1
                                                 November 1, 1999


           APPENDIX K.8 - Annual Delivery Service 8

Annual Delivery Service 8 TGT ("ADS8")

     1. Starting November 1, 1999, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS8 with the following delivered service entitlements:


Contract Months   Max Nominated    Max Unnominated    Total MDQ
                   Daily Qty          Daily Qty
November        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
December        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
January         23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
February        23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
March           23,241 Dth/day     33,553 Dth/day    56,794 Dth/day
April           15,109 Dth/day     16,777 Dth/day    37,565 Dth/day
May             15,109 Dth/day                       15,109 Dth/day
June            15,109 Dth/day                       15,109 Dth/day
July            15,109 Dth/day                       15,109 Dth/day
August          15,109 Dth/day                       15,109 Dth/day
September       15,109 Dth/day                       15,109 Dth/day
October         15,109 Dth/day     23,487 Dth/day    44,276 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                          4,500,000          2,242,667
Unnominated Winter Seasonal Qty     990,667





                                                 IGC-Appendix K.8
                 Gas Sales And Portfolio Administration Agreement
                                               Revised Page No. 2
                                                 November 1, 1999



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's Central system.

     3.   Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:
               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

         b.    For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

         c.    For ADS8 Variable Costs:
               Variable Cost Rates of $ .01/Dth.
               Fuels rate as filed under Texas Gas NNS rate schedule.
               Other applicable costs, if any as billed.

              d.    For ADS8 Demand Costs:
               Demand Costs of $ .2568/Dth and other applicable pipeline costs, if any as billed.

     4.   This ADS8 service expires October 31, 2001.

     5. Sellers provisions of ADS8 shall be subject to the provisions of service reflected in Texas Gas tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

                                                IGC-Appendix K.8
                Gas Sales And Portfolio Administration Agreement
                                              Revised Page No. 3
                                                November 1, 1999

Amendment

     Seller and Buyer agree that this Appendix K.8 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.8


PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:_________________________
       Terrence F. Peak                    Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President

                                                 IGC-Appendix K.9
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 1
                                                 November 1, 1998


           APPENDIX K.9 - Annual Delivery Service 9

Annual Delivery Service 9 TGT ("ADS9")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS9 with the following delivered service entitlements:


Contract Months     Max Nominated
                     Daily Qty
November          31,000 Dth/day

December          31,000 Dth/day

January           31,000 Dth/day

February          31,000 Dth/day

March             31,000 Dth/day

April             10,000 Dth/day

May               10,000 Dth/day

June              10,000 Dth/day

July              10,000 Dth/day

August            10,000 Dth/day

September         10,000 Dth/day

October           10,000 Dth/day


Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                          4,681,000          2,140,000




                                                 IGC-Appendix K.9
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 2
                                                 November 1, 1998



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS9 Variable Costs:
               Variable Cost Rates and Fuels under Texas Gas FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS9 Demand Costs:
               Texas Gas Demand Costs under Rate Schedule FT and other applicable pipeline costs, if any as billed.

     4.  This ADS9 service expires October 31, 2001.

     5. Sellers provisions of ADS9 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.9 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix
K.9



                                                 IGC-Appendix K.9
                 Gas Sales And Portfolio Administration Agreement
                                              Original Page No. 3
                                                 November 1, 1998





PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
       Terrence F. Peak                 Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President


                                               IGC-Appendix K.10
                Gas Sales And Portfolio Administration Agreement
                                             Original Page No. 1
                                                November 1, 1998


          APPENDIX K.10 - Annual Delivery Service 10

Annual Delivery Service 10 TGT ("ADS10")

     1. Starting November 1, 1998, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS10 with the following delivered service entitlements:


Contract Months     Max Nominated     Max Unnominated     Total MDQ
                      Daily Qty            Daily Qty
November          15,192 Dth/day       26,495 Dth/day   41,687 Dth/day
December          15,192 Dth/day       26,495 Dth/day   41,687 Dth/day
January           15,192 Dth/day       26,495 Dth/day   41,687 Dth/day
February          15,192 Dth/day       26,495 Dth/day   41,687 Dth/day
March             15,192 Dth/day       26,495 Dth/day   41,687 Dth/day
April             11,066 Dth/day       17,417 Dth/day   28,483 Dth/day
May               11,066 Dth/day                        11,066 Dth/day
June              11,066 Dth/day                        11,066 Dth/day
July              11,066 Dth/day                        11,066 Dth/day
August            11,066 Dth/day                        11,066 Dth/day
September         11,066 Dth/day                        11,066 Dth/day
October           11,066 Dth/day       22,716 Dth/day   33,782 Dth/day



Maximum Seasonal Qty     Nov. - Mar.         Apr. - Oct.
                          3,462,143           1,200,000
Unnominated Winter Seasonal Qty     1,168,151



                                             IGC-Appendix K.10
              Gas Sales And Portfolio Administration Agreement
                                           Original Page No. 2
                                              November 1, 1998



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's South system.

     3.   Buyer shall pay Seller as follows:

          a. For Unnominated Quantities:
             Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

          b. For Nominated Commodity as follows:
             Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          c. For ADS10 Variable Costs:
             Variable Cost Rates and Fuels under Texas Gas NNS rate Schedule and other applicable costs, if any as billed.

         d.  For ADS10 Demand Costs:
             Texas Gas Demand Costs under Rate Schedule NNS and other applicable pipeline costs, if any as billed.

     4.   This ADS10 service expires October 31, 2001.

     5. Sellers provisions of ADS10 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.10 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.10




                                           IGC-Appendix K.10
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 3
                                            November 1, 1998





PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY, INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Senior Vice President            Its: Vice President

                                     IGC-Appendix M.1
     Gas Sales And Portfolio Administration Agreement
                                  Original Page No. 2

April 1, 1999




          APPENDIX M.1 - Summer Delivery Service 1

Summer Delivery Service 1 ("SDS1")

     1.Starting April 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with SDS1 with the following delivered Service entitlements:

Contract Months          Maximum Daily SDS1  Maximum Monthly
SDS1

April - October               30,113 Dth/day      30,113 Dth
times the number of days in the month.

     2.These delivery service entitlements shall be available at the PEPL-ANR Defiance interconnect, subject to availability, within Buyer's supply plan, of unutilized entitlements at the Indiana Gas Gate on Panhandle Eastern
       Pipeline.
     3.   Buyer shall pay Seller as follows:

       a.   For SDS1 Variable Costs:
       Variable cost of $.005/Dth
       Fuels under applicable tariffs for Panhandle Eastern
       EFT.

       b.   For SDS1 Demand Costs:
       Demand cost of $.1293/Dth/day and other applicable pipeline costs if any.

     4.This SDS1 service expires March 31, 2002.

     5. Sellers provisions of SDS1 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix M.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix M.1.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,
INC.


By:  ___________________________        By:
_________________________
       Terrence F. Peak_____________                Timothy M. Hewitt___________
Its:   Senior Vice President_________        Its:   Vice President_____________

                                    IGC-Appendix K.11
     Gas Sales And Portfolio Administration Agreement
                                  Original Page No. 2
                                        March 1, 1999

         APPENDIX K.11 - Annual Delivery Service 11

Annual Delivery Service 11 ("ADS11")

     1.Starting March 1, 1999, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS11 with the following delivered Service entitlements:


Contract Months          Maximum Daily ADS11     Maximum Monthly ADS11
March - February           51,431 Dth/day        51,431 Dth times the
                                                 number of days in the
                                                 month.


     2. Delivery of these volumes will be into the Northeast system.
     3.   Buyer shall pay Seller as follows:

       a.   For ADS11 Commodity as follows:
       Purchase quantities will be determined pursuant to Appendix E pricing.

       b.   For ADS11 Variable Costs:
       Variable cost of $.0280/Dth
       Fuels under applicable tariffs for Panhandle Eastern
       EFT and other applicable pipeline costs if any.

       c.   For ADS11 Demand Costs:
       Demand cost of $.3680/Dth/day for the month of March
       1999 and $.4059/Dth/day thereafter thru the term of this Appendix and other applicable pipeline costs if any.

     4.This ADS11 service expires March 31, 2003.

     5.Sellers provisions of ADS11 shall be subject to the provisions of service reflected in Panhandle Eastern EFT tariffs, as well as other Panhandle Eastern FERC tariffs as may be applicable to the provision of those services.

Amendment

     Seller and Buyer agree that this Appendix K.11 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.11.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its: Senior Vice President              Its:   Vice President

                                   IGC-Appendix K.12
    Gas Sales And Portfolio Administration Agreement
                             Supersedes Appendix J.1
                                 Original Page No. 3
                                       April 1, 1999

         APPENDIX K.12 - Annual Delivery Service 12

Annual Delivery Service 12 ("ADS12")

     1.Starting April 1, 1999, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS12 with the following delivered service entitlements:


                  Max Annual            Max
Contract          Nominated         Unnominated
Months            Daily Qty          Daily Qty         Total MDQ
April           128,575 Dth/day    10,000 Dth/day*   138,575 Dth/day
May             128,575 Dth/day                      128,575 Dth/day
June            128,575 Dth/day                      128,575 Dth/day
July            128,575 Dth/day                      128,575 Dth/day
August          128,575 Dth/day                      128,575 Dth/day
September       128,575 Dth/day                      128,575 Dth/day
October         128,575 Dth/day    10,000 Dth/day*   138,575 Dth/day
November        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
December        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
January         128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
February        128,575 Dth/day    50,000 Dth/day    178,575 Dth/day
March           128,575 Dth/day    50,000 Dth/day    178,575 Dth/day


Maximum Unnominated Qty. Oct. - April 4,000,000

* Subject to nomination and availability within Maximum
Unnominated Qty.


     2. Unless otherwise agreed upon, delivery of these volumes will be into the Northeast system.

     3.   Buyer shall pay Seller as follows:

       a.   For Unnominated Quantities:
          Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Panhandle Eastern Gas
          Monthly Index price.

       b.      For Nominated Quantities as follows:
          Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

       c.   Fuels under applicable tariffs for Panhandle Eastern
          EFT, FS and other applicable pipeline costs if any.

       d.   For ADS12 Nominated Quantities Variable Costs :
          Panhandle Eastern variable cost rates for Panhandle Eastern EFT, as per tariff, and other applicable pipeline costs if any.

       e. For ADS12 Monthly Costs (Inclusive of Variable costs) as follows : April - October :$ 2,135,503 November - March : $ 2,215,122 and other applicable costs if any as billed. Total Annual Cost for these services shall be $26,024,136. (Not including penalties, overrun charges, etc as mutually agreed upon by both parties.)

     4.Term : 51,431 Dth/day of Nominated Quantity expires
       March 31, 2002. 50,000 Dth/day of Unnominated
       Quantity expires March 31, 2002. 77,144 Dth/day of
       Nominated Quantity expires March 31, 2003.

     5.Sellers provisions of ADS12 shall be subject to the provisions of PEPL EFT, FS, & GDS Tariffs as well as applicable FERC tariffs.

     6.Additionally, Seller will provide Buyer a 10,000
       Dth/Day point balancing service.

Amendment

     Seller and Buyer agree that this Appendix K.12 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised
Appendix K.12.



PROLIANCE ENERGY, LLC.                  INDIANA GAS COMPANY,INC.


By:  ___________________________        By:
     Terrence F. Peak                   Timothy M. Hewitt
Its:   Senior Vice President            Its:   Vice President